Exhibit 99.1
Cambium Learning Group, Inc. Announces 2009 Earnings
2009 Revenues Up Slightly, While Adjusted EBITDA Improves to $50.8 million
Dallas, March 11, 2010-Cambium Learning Group, Inc. [NASDAQ: ABCD, “the Company”], a leading provider of research-based education solutions for students in Pre-K through 12th grade, including intervention curricula, educational technologies and services, will hold a conference call today at 4:00 p.m. Eastern Time to discuss 2009 financial results. The call will be based on unaudited results through December 31, 2009.
The Company reported sales of $101.0 million for the year ended December 31, 2009, representing an increase of 1.3 percent over sales of $99.7 million for the year ended December 31, 2008. The net loss for the years ended December 31, 2009 and 2008 was $35.8 million and $69.6 million, respectively.
The Company’s financial statements include results from the Voyager Learning Company acquisition beginning on the December 8, 2009 merger date. Adjusted Sales including combined results from both companies (but excluding any pro forma effects of the acquisition) were $201.2 million for 2009 and $198.3 million for 2008. Adjusted EBITDA including combined results from both companies (but excluding any pro forma effects of the acquisition) was $50.8 million for 2009 and $34.7 million for 2008.

View 2009 Earnings Press Release Schedules
Non-GAAP Financial Measures
EBITDA, Adjusted EBITDA and Adjusted Sales are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. The Company believes that Adjusted EBITDA and Adjusted Sales provide useful information to investors because they reflect the underlying performance of the ongoing operations of the company, including the recent acquisition of Voyager Learning Company, and provide investors with a view of the combined Company’s operations from management’s perspective. Adjusted EBITDA and Adjusted Sales exclude items that do not reflect the underlying performance of the combined Company by removing significant one-time or certain non-cash items. The Company uses these measures to monitor and evaluate the operating performance of the Company and as the basis to set and measure progress towards performance targets, which directly affect compensation for employees and executives. The Company generally uses these non-GAAP measures as measures of operating performance and not as measures of the Company’s liquidity.
Investor Conference Call
The Company will hold a conference call today at 4:00 p.m. Eastern Time. The call will address unaudited financial results through December 31, 2009.
To listen to the Company’s upcoming conference call, please dial (866) 333-9117 and reference “Cambium” at 4:00 p.m. Eastern Time on Thursday, March 11, 2010. The call will be recorded and archived until Thursday, March 25, 2010, and can be replayed by calling (877) 344-7529 and entering ID# 438319. The conference call will also be Webcast and available on the Company’s website at www.cambiumlearning.com.

About Cambium Learning Group, Inc.
Cambium Learning Group, Inc. (NASDAQ:ABCD) is based in Dallas, Texas, and operates three business units: Voyager, a comprehensive intervention business; Sopris, a supplemental solutions business; and Cambium Learning Technologies, which includes ExploreLearning, IntelliTools, Kurzweil and Learning A-Z. Through its core divisions, Cambium Learning Group, Inc. provides research-based education solutions for students in Pre-K through 12th grade, including intervention curricula, educational technologies and services primarily focused on serving the needs of the nation’s most challenged learners and those realizing their full potential. The company’s website is www.cambiumlearning.com.
Media and Investor Contact:
Shannan Overbeck
Cambium Learning Group, Inc.
214.932.9476
shannan.overbeck@cambiumlearning.com
Forward Looking Statements
Some of the statements contained herein constitute forward-looking statements. These statements relate to future events, including the future financial performance of Cambium Learning Group, Inc., and involve known and unknown risks, uncertainties and other factors that may cause the markets, actual results, levels of activity, performance or achievements of Cambium Learning Group, Inc. to be materially different from any actual future results, levels of activity, performance or achievements. These risks and other factors you should consider include, but are not limited to, the ability to successfully attract and retain a broad customer base for current and future products, changes in customer demands or industry standards, success of ongoing product development, maintaining acceptable margins, the ability to control costs, K-12 enrollment and demographic trends, the level of educational and education technology funding, the impact of federal, state and local regulatory requirements on the business of the company, the loss of key personnel, the impact of competition and the risk that competitors will seek to capitalize on the risks and uncertainties confronting the new combined company, the uncertainty of general economic conditions and financial market performance, and those other risks and uncertainties listed under the heading “RISK FACTORS” in Cambium Learning Group, Inc.’s Registration Statement on Form S-4 (File No. 333-161075), as amended In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “projects,” “intends,” “prospects,” or “priorities,” or the negative of such terms, or other comparable terminology. These statements are only predictions. Actual events or results may differ materially. Cambium Learning Group, Inc. does not assume or undertake any obligation to update the information contained in this press release, and expressly disclaims any obligation to do so, whether as a result of new information, future events or otherwise.
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Cambium Learning Group, Inc.
Consolidated Statements of Operations
(In thousands, except per share data)
Unaudited

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2009	2008	2009	2008

Net Sales:
Product sales	$20,054	$15,561	$90,385	$89,207
Service revenues	3,253	2,116	10,663	10,524

Total net sales	23,307	17,677	101,048	99,731

Cost of sales:
Cost of product sales	3,967	3,896	21,103	22,594
Cost of service revenues	2,109	1,816	7,257	7,463
Amortization expense	5,020	4,023	17,527	15,966

Total cost of sales	11,096	9,735	45,887	46,023

Research and development expense	1,494	1,490	5,611	6,416
Sales and marketing expense	7,484	5,090	23,368	24,600
General and administrative expense	17,120	3,697	30,519	16,156
Depreciation and amortization expense	2,621	2,875	9,723	11,453
Goodwill impairment	—	75,966	9,105	75,966
Embezzlement and related expense (recoveries)	324	(1,430)	129	7,254

Loss before interest, other income (expense) and income taxes	(16,832)	(79,746)	(23,294)	(88,137)

Net interest income (expense):
Interest income	4	6	10	86
Interest expense	(4,949)	(4,910)	(19,487)	(18,520)

Net interest income (expense)	(4,945)	(4,904)	(19,477)	(18,434)

Gain from settlement with previous stockholders	—	—	—	30,202
Loss on extinguishment of debt	—	—	—	(5,632)
Other income (expense), net	(339)	(524)	(698)	(981)

Loss before income taxes	(22,116)	(85,174)	(43,469)	(82,982)

Income tax benefit	2,660	2,649	7,704	13,422

Net loss	$(19,456)	$(82,525)	$(35,765)	$(69,560)

Net loss per common share:
Basic net loss per common share	$(0.74)	$(4.03)	$(1.63)	$(3.39)
Diluted net loss per common share	$(0.74)	$(4.03)	$(1.63)	$(3.39)

Average number of common shares and equivalents outstanding:
Basic	26,334	20,493	21,965	20,493
Diluted	26,334	20,493	21,965	20,493

Cambium Learning Group, Inc.
Consolidated Balance Sheets
(In thousands, except per share data)
Unaudited

	2009	2008
ASSETS
Current assets:
Cash and cash equivalents	$13,345	$2,418
Accounts receivable, net	19,127	10,550
Inventory	19,812	12,850
Deferred tax assets	6,267	4,618
Restricted assets, current	9,755	—
Other current assets	6,010	1,181

Total current assets	74,316	31,617

Property, equipment and software at cost	24,951	20,769
Accumulated depreciation and amortization	(4,294)	(2,459)

Net property, equipment and software	20,657	18,310

Goodwill	151,915	116,373
Acquired curriculum and technology intangibles, net	44,695	3,847
Acquired publishing rights, net	52,312	66,261
Other intangible assets, net	28,133	28,488
Pre-publication costs, net	5,464	3,838
Restricted assets, less current portion	14,930	—
Other assets	1,419	1,743

Total assets	$393,841	$270,477

LIABILITIES AND STOCKHOLDERS’/MEMBERS’ EQUITY

Current liabilities:
Notes payable — line of credit	$5,000	$5,000
Current portion of long-term debt	1,280	1,280
Current portion of capital lease obligations	443	375
Accounts payable	2,308	3,035
Contingent value rights, current	3,950	—
Accrued expenses	22,928	5,190
Deferred revenue, current	21,465	1,480

Total current liabilities	57,374	16,360

Long-term liabilities:
Long-term debt, less current portion	150,487	153,787
Capital lease obligations, less current portion	12,695	12,960
Deferred revenue, less current portion	2,716	430
Contingent value rights, less current portion	5,649	—
Other liabilities	25,148	18,736

Total long-term liabilities	196,695	185,913

Stockholders’ and members’ equity:
Preferred stock ($.001 par value, 15,000 shares authorized, zero shares issued and outstanding at December 31, 2009)	—	—
Common stock ($.001 par value, 150,000 shares authorized, 43,859 shares issued and outstanding at December 31, 2009)	44	—
Capital surplus	258,789	—
Members’ interest	—	151,707
Accumulated deficit	(119,268)	(83,503)
Other comprehensive income (loss):
Pension and postretirement plans	206	—
Net unrealized gain on securities	1	—

Accumulated other comprehensive income (loss)	207	—

Total stockholders’ and members’ equity	139,772	68,204

Total liabilities and stockholders’/members’ equity	$393,841	$270,477

Cambium Learning Group, Inc.
Reconciliation of Adjusted Sales and Adjusted EBITDA
Year Ended December 31, 2009
(In thousands)
Unaudited

		Voyager		Non-recurring or non-operating costs excluded from Adjusted EBITDA:
		Pre-Merger	Total			Legacy	Stock-based	Embezzlement	Adj Related
	Total	Results	Combined	Transaction	Integration	Voyager	Comp	and	to Purchase	Goodwill	Adjusted
	GAAP	(342 days)	Results	Costs	Costs	Corporate	Expense	Related	Accounting	Impairment	EBITDA
Voyager	$52,923	$77,758	$130,681	$—	$—	$—	$—	$—	$509	$—	$131,190
Sopris	25,185	—	25,185	—	—	—	—	—	—	—	25,185
Cambium Learning Technologies	22,940	20,970	43,910	—	—	—	—	—	883	—	44,793

Total net sales	101,048	98,728	199,776	—	—	—	—	—	1,392	—	201,168

Cost of sales	28,360	32,714	61,074	—	(71)	—	—	—	148	—	61,151
Cost of sales — amortization	17,527	16,220	33,747	—	—	—	—	—	—	—	33,747

Total cost of sales	45,887	48,934	94,821	—	(71)	—	—	—	148	—	94,898

Research and development expense	5,611	4,331	9,942	—	—	—	—	—	—	—	9,942
Sales & Marketing expenses	23,368	28,753	52,121	—	(155)	—	—	—	108	—	52,074
General and administrative expense	30,519	24,740	55,259	(23,507)	(2,027)	(2,304)	(216)	—	—	—	27,205
Depreciation and Amortization	9,723	2,081	11,804	—	—	—	—	—	—	—	11,804
Embezzlement and related	129	—	129	—	—	—	—	(129)	—	—	—
Goodwill Impairment	9,105	27,175	36,280	—	—	—	—	—	—	(36,280)	—

Income (loss) from operations	(23,294)	(37,286)	(60,580)	23,507	2,253	2,304	216	129	1,136	36,280	5,245

Interest income	10	70	80	—	—	—	—	—	—	—	80
Interest expense	(19,487)	(628)	(20,115)	—	—	—	—	—	—	—	(20,115)
Other income (expense)	(698)	3,279	2,581	—	—	—	—	—	—	—	2,581
Income tax benefit	7,704	190	7,894	—	—	—	—	—	—	—	7,894

Net income (loss)	(35,765)	(34,375)	(70,140)	23,507	2,253	2,304	216	129	1,136	36,280	(4,315)

Normal EBITDA Adjustments:
Depreciation and amortization	27,250	18,301	45,551	—	—	—	—	—	—	—	45,551
Interest income	(10)	(70)	(80)	—	—	—	—	—	—	—	(80)
Interest expense	19,487	628	20,115	—	—	—	—	—	—	—	20,115
Other income	698	(3,279)	(2,581)	—	—	—	—	—	—	—	(2,581)
Income tax	(7,704)	(190)	(7,894)	—	—	—	—	—	—	—	(7,894)

EBITDA	$3,956	$(18,985)	$(15,029)	$23,507	$2,253	$2,304	$216	$129	$1,136	$36,280	$50,796

Cambium Learning Group, Inc.
Reconciliation of Adjusted Sales and Adjusted EBITDA
Year Ended December 31, 2008
(In thousands)
Unaudited

		Voyager		Non-recurring or non-operating costs excluded from Adjusted EBITDA:
	GAAP	Pre-Merger	Total			Legacy	Stock-based	Embezzlement	Lease
	Results	Results	Combined	Transaction	Integration	Voyager	Comp	and	Termination	Goodwill	Adjusted
	Cambium	(FY 2008)	Results	Costs	Costs	Corporate	Expense	Related	Costs	Impairment	EBITDA
Voyager	$48,348	$80,743	$129,091	$—	$—	$—	$—	$—	$—	$—	$129,091
Sopris	29,712	—	29,712	—	—	—	—	—	—	—	29,712
Cambium Learning Technologies	21,671	17,788	39,459	—	—	—	—	—	—	—	39,459

Total net sales	99,731	98,531	198,262	—	—	—	—	—	—	—	198,262

Cost of sales	30,057	35,939	65,996	—	—	—	—	—	—	—	65,996
Cost of sales — amortization	15,966	18,497	34,463	—	—	—	—	—	—	—	34,463

Total cost of sales	46,023	54,436	100,459	—	—	—	—	—	—	—	100,459

Research and development expense	6,416	5,302	11,718	—	—	—	—	—	—	—	11,718
Sales & Marketing expenses	24,600	33,734	58,334	—	—	—	—	—	—	—	58,334
General and administrative expense	16,156	30,660	46,816	(26)	(287)	(18,069)	(878)	—	—	—	27,556
Depreciation and Amortization	11,453	2,861	14,314	—	—	—	—	—	—	—	14,314
Embezzlement and related	7,254	—	7,254	—	—	—	—	(7,254)	—	—	—
Goodwill Impairment	75,966	43,141	119,107	—	—	—	—	—	—	(119,107)	—
Lease termination costs	—	11,673	11,673	—	—	—	—	—	(11,673)	—	—

Income (loss) from operations	(88,137)	(83,276)	(171,413)	26	287	18,069	878	7,254	11,673	119,107	(14,119)

Interest income	86	1,485	1,571	—	—	—	—	—	—	—	1,571
Interest expense	(18,520)	(510)	(19,030)	—	—	—	—	—	—	—	(19,030)
Other income (expense)	23,589	(363)	23,226	—	—	—	—	—	—	—	23,226
Income tax benefit	13,422	1,160	14,582	—	—	—	—	—	—	—	14,582

Net loss (income)	(69,560)	(81,504)	(151,064)	26	287	18,069	878	7,254	11,673	119,107	6,230

Normal EBITDA Adjustments:
Depreciation and amortization	27,419	21,358	48,777	—	—	—	—	—	—	—	48,777
Interest income	(86)	(1,485)	(1,571)	—	—	—	—	—	—	—	(1,571)
Interest expense	18,520	510	19,030	—	—	—	—	—	—	—	19,030
Other income	(23,589)	363	(23,226)	—	—	—	—	—	—	—	(23,226)
Income tax	(13,422)	(1,160)	(14,582)	—	—	—	—	—	—	—	(14,582)

EBITDA	$(60,718)	$(61,918)	$(122,636)	$26	$287	$18,069	$878	$7,254	$11,673	$119,107	$34,658